Aristotle Portfolio Optimization Aggressive Growth Fund

Transactions with Affiliates
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Aristotle Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2024 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

					Change in
	Value,			Net	Unrealized	Value,			Shares,
	Beginning		Sales	Realized	Appreciation	End	Distributions	Interest	End
	of Period	Purchases	Proceeds	Gain (Loss)	(Depreciation)	of Period	Received	Income	of Period
Aristotle Core Equity Fund - Class I	$44,096,991	$3,977,871	$(8,675,194)	$1,531,540	$2,686,040	$43,617,248	$10,447,461	$-	3,054,429
Aristotle Core Income Fund - Class I	9,318,571	4,297,493	(9,582,341)	142,953	(35,266)	4,141,410	361,905	-	433,656
Aristotle Growth Equity Fund - Class I	46,989,382	15,003,215	(11,303,099)	630,612	3,081,819	54,401,929	4,135,382	-	3,602,777
Aristotle High Yield Bond Fund - Class I	3,937,489	3,929,735	(845,167)	6,562	(35,596)	6,993,023	225,865	-	756,821
Aristotle International Equity Fund - Class I	37,493,291	6,358,571	(8,997,739)	525,880	(258,412)	35,121,591	663,835	-	3,175,551
Aristotle Short Duration Income Fund - Class I	9,071,391	2,858,001	(9,058,835)	55,726	(113,993)	2,812,290	12,222	-	276,800
	$150,907,115	$36,424,886	$(48,462,375)	$2,893,273	$5,324,592	$147,087,491	$15,846,670	$-	11,300,033